EXHIBIT 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of August 1, 2018 (this “Amendment”), to the Revolving Credit Agreement, dated as of March 20, 2018 (the “Credit Agreement”), among DOMINION ENERGY MIDSTREAM PARTNERS, LP, a Delaware limited partnership (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) and the other agents party thereto.

W I T N E S S E T H:

WHEREAS, the Borrower and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Required Lenders are willing to consent to the requested amendments as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.Amendments to Section 9.4(f) of the Credit Agreement.

(a)Section 9.4(f) of the Credit Agreement is hereby amended by deleting therein the words “[Reserved]” and inserting in lieu thereof the words “Liens granted by Cove Point on its bank accounts and reserve funds (and nonrecourse to the Borrower) in connection with any Indebtedness of Cove Point so long as the Borrower does not own, directly or indirectly, a majority of the common equity interests of Cove Point”.

3.Amendments to Section 9.5(b)(ii) of the Credit Agreement.

(a)Section 9.5(b)(ii) of the Credit Agreement is hereby amended by deleting therein the words “Cove Point incurred prior to completion of the Liquefaction Project in an aggregate principal amount not to exceed $100,000,000 at any time outstanding” and inserting in lieu thereof the words “Cove Point so long as such Indebtedness is nonrecourse to the Borrower and the Borrower does not own, directly or indirectly, a majority of the common equity interests of Cove Point”.

4.Effectiveness. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “First Amendment Effective Date”):

(a)The Administrative Agent shall have received a counterpart of this Amendment duly executed and delivered by the Borrower and the Required Lenders.

(b)No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date.

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5.Miscellaneous.

(a)Representation and Warranties.  To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

(i)As of the First Amendment Effective Date, and after giving effect to this Amendment, each of the representations and warranties made by the Borrower in or pursuant to the Credit Documents is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date); provided, that any such representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(ii)No Default or Event of Default has occurred and is continuing immediately prior to and after giving effect to this Amendment.

(iii)It (a) has the requisite corporate or limited partnership, as applicable, power and authority to execute, deliver and perform this Amendment and to incur the obligations under the Credit Agreement and the other Credit Documents as amended by this Amendment and (b) is duly authorized to, and has been authorized by all necessary corporate or limited partnership, as applicable, action, to execute, deliver and perform this Amendment.

(iv)This Amendment has been duly executed and delivered and constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally or by general equitable principles.

(v)Neither the execution and delivery of this Amendment and the consummation of the transactions contemplated herein, nor the performance of and compliance with the terms and provisions hereof by the Borrower will (a) violate or conflict with any provision of its certificate of limited partnership or agreement of limited partnership (b) violate, contravene or materially conflict with any law, regulation (including without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or materially conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which could have a Material Adverse Effect or (d) result in or require the creation of any Lien upon or with respect to its properties.

(b)Effect.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Documents shall remain unchanged and not waived and shall continue to be in full force and effect. This Amendment constitutes a Credit Document under the Credit Agreement.

(c)Counterparts.  This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall

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constitute one and the same instrument.  It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery of executed counterparts by facsimile or other electronic means (including by e-mail with a “pdf” copy thereof attached thereto) shall be effective as an original and shall constitute a representation that an original will be delivered.

(d)Severability.  If any provision of any of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect  to the illegal, invalid or unenforceable provisions.

(e)Entirety.  This Amendment together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

(f)GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The Borrower irrevocably consents to the service of process out of any competent court in any action or proceeding brought in connection with this Amendment by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address for notices pursuant to Section 12.1 of the Credit Agreement, such service to become effective 30 days after such mailing.  Nothing herein shall affect the right of a Lender to serve process in any other manner permitted by law.

(g)Consent to Jurisdiction; waiver of jury trial. ALL THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  ALL THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, to the fullest extent it may legally and effectively do so, ANY OBJECTION which it may now or hereafter have TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING arising out of or relating to this Amendment in any court referred to above.  EACH OF THE PARTIES TO THIS Amendment HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS Amendment OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

DOMINION ENERGY MIDSTREAM PARTNERS, LP

By:  DOMINION ENERGY MIDSTREAM GP, LLC,
its General Partner

By: /s/ James R. Chapman

Name: James R. Chapman

Title: Senior Vice President - Mergers &

Acquisitions and Treasurer

Signature Page to the First Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Juan J. Javellana Name: Juan J. Javellana Title: Executive Director

Signature Page to the First Amendment

MIZUHO BANK, LTD., as a Lender

By:	/s/ Raymond Ventura Name: Raymond Ventura Title: Managing Director

Signature Page to the First Amendment

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Tyler Ellis Name: Tyler Ellis Title: Director

Signature Page to the First Amendment

THE BANK OF NOVA SCOATIA, as a Lender

By:	/s/ David Dewar Name: David Dewar Title: Director

Signature Page to the First Amendment

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Patrick Engel Name: Patrick Engel Title: Managing Director

Signature Page to the First Amendment

MUFG BANK, LTD., formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By:	/s/ Sherwin Brandford Name: Sherwin Brandford Title: Director

Signature Page to the First Amendment

CREDIT SUISSE AGE, Cayman Islands Branch, as a Lender

By:	/s/ Judith E. Smith Name: Judith E. Smith Title: Authorized Signatory

By:	/s/ Joan Park Name: Joan Park Title: Authorized Signatory

Signature Page to the First Amendment

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael E. Temnick Name: Michael E. Temnick Title: Vice President

Signature Page to the First Amendment

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis Name: Sydney G. Dennis Title: Director

Signature Page to the First Amendment

BNP PARIBAS, as a Lender

By:	/s/ Denis O’Meara Name: Denis O’Meara Title: Managing Director

By:	/s/ Theodore Sheen Name: Theodore Sheen Title: Director

Signature Page to the First Amendment

CITIBANK, N.A., as a Lender

By:	/s/ Amit Vasani Name: Amit Vasani Title: Vice President

Signature Page to the First Amendment

DEUTSCHE BANK AG, New York Branch, as a Lender

By:	/s/ Ming K. Chu Name: Ming K. Chu Title: Director

By:	/s/ Virginia Cosenza Name: Virginia Cosenza Title: Vice President

Signature Page to the First Amendment

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri Name: Jamie Minieri Title: Authorized Signatory

Signature Page to the First Amendment

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Jake Dowden Name: Jake Dowden Title: Vice President

Signature Page to the First Amendment

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Justin Painter Name: Justin Painter Title: Authorized Signatory

Signature Page to the First Amendment

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein Name: James D. Weinstein Title: Managing Director

Signature Page to the First Amendment

SUNTRUST BANK, as a Lender

By:	/s/ Nina Johnston Name: Nina Johnston Title: Director

Signature Page to the First Amendment

THE TORONTO-DOMINION BANK, New York Branch, as a Lender

By:	/s/ Pradeep Mehra Name: Pradeep Mehra Title: Authorized Signatory

Signature Page to the First Amendment

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sukanya V. Raj Name: Sukanya V. Raj Title: Senior Vice President

Signature Page to the First Amendment

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Ryan T. Hamilton Name: Ryan T. Hamilton Title: Vice President

Signature Page to the First Amendment

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas E. Redmond Name: Thomas E. Redmond Title: Managing Director

Signature Page to the First Amendment